SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 26, 2012

H.J. HEINZ COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	1-3385	25-0542520
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

412-456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

H. J. Heinz Company (“Heinz” or the “Company”) today announced that C. Scott O’Hara, Executive Vice President and President & Chief Executive Officer of Heinz North America, is no longer a corporate officer of Heinz or any of its subsidiaries.  However, the Company expects that he will continue to be a Heinz employee and will be available to consult with the Company until his separation from service effective August 1, 2012.

A copy of the press release dated June 26, 2012 announcing the departure of Mr. O’Hara is attached hereto as Exhibit 99.

ITEM 9.01.     Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)	Description of Exhibit
99.1	Press Release dated June 26, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

H.J. HEINZ COMPANY

		By:	/s/ Theodore N. Bobby
Theodore N. Bobby
Executive Vice President, General Counsel &
Corporate Secretary

Dated:	June 26, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 26, 2012